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                                                                    EXHIBIT 10.9

Greyrock
Business
Credit

A NationsBank Company

                                 SCHEDULE TO
                        LOAN AND SECURITY AGREEMENT

BORROWER:    SYNQUEST, INC.
ADDRESS:     3500 PARKWAY LANE, SUITE 555
             NORCROSS, GEORGIA 30092

DATE:        JUNE 30, 1997

       This Schedule is an integral part of the Loan and Security Agreement between Greyrock Business Credit, a Division of NationsCredit Commercial Corporation ("GBC") and the borrower named above ("Borrower") dated July 10, 1996, and amends and restates in its entirety the Schedule to Loan and Security Agreement dated July 10, 1996.


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1.  CREDIT LIMIT           An amount not to exceed the lesser of: (i) $7,500,000
    (Section 1.1):         at any one time outstanding; or (ii) 80% of the
                           amount of Borrower's Eligible Receivables (as defined in Section 8 above) and the Eligible Receivables of Bender Consulting, Inc. ("BCI"). For purposes of this
                           Agreement, the following provisions shall apply so long as Loans are being made hereunder with respect to any Receivables of BCI:

                           (1) all representations and warranties of BCI made in the Security Agreement dated June 16, 1997 (the "Security Agreement"), between BCI and GBC, relating to any Receivable of BCI with respect to which any Loan is requested by Borrower, including the representations set forth in Section 2.12 of the Security Agreement, shall be true and correct on the date any such Loan is made; and

                           (2) Borrower shall, or shall cause BCI to, provide GBC with the daily reporting of transactions and daily schedules and assignments of BCI's Receivables and schedules of collections, as called for by
                           Section 4.3 hereof with respect to Borrower's Receivables, and Borrower shall deliver, or cause BCI to deliver, all proceeds of BCI's Receivables to GBC, within one business day after receipt, as called for by Sections 4.4 and 5.4 hereof with respect to Borrower's Receivables.

                           As used in this Schedule, the terms "Receivables" and "Eligible Receivables" (as defined in Section 8) shall be deemed to include
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                           a reference to BCI in each place in such definitions
                           in which a reference to Borrower is made.


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2. INTEREST                The interest rate in effect throughout each calendar
                           month during the term of this Agreement shall be the
   Interest Rate           highest "LIBOR Rate" in effect during such month,
   (Section 1.2):          plus a 5.125% per annum, provided that the interest
                           rate in effect in each month shall not be less than 9% per annum, and provided that the interest charged for each month shall be a minimum of $5,000, regardless of the amount of the Obligations outstanding. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "LIBOR Rate" has the meaning set forth in
                           Section 8 above.

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3. FEES (Section 1.3/Section 6.2):
          Renewal Fee:         $25,000, payable concurrently herewith.
          Termination Fee:     $2,500 per month for each month (or portion
                               thereof) from the effective date of termination
                               to the Maturity Date.
          NSF Check Charge:    $15.00 per item.
          Wire Transfer:       $15.00 per transfer.

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4. MATURITY DATE
   (Section 6.1):          July 31, 1998 subject to automatic renewal as
                           provided in Section 6.1 above, and early termination as provided in Section 6.2 above.


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5. REPORTING               Borrower shall provide GBC with the following:
   (Section 5.2):
                           1. Annual financial statements, as soon as available, and in any event within 90 days following the end of Borrower's fiscal year, certified by Ernst & Young or other independent certified public accountants acceptable to GBC.

                           2. Quarterly unaudited financial statements, as soon as available, and in any event within 30 days after the end of each fiscal quarter of Borrower.

                           3. Monthly unaudited financial statements as soon as available and, in any event, no later than 30 days after the end of each month.

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                           4.       Monthly Receivable agings, aged by invoice
                                    date, within 10 days after the end of each month.

                           5. Monthly accounts payable agings, aged by invoice date, and outstanding or held check registers within 10 days after the end of each month.

                           6.       Upon request of GBC, such financial
                                    statements as are prepared in the ordinary course for BCI, as soon as available.

                           The foregoing reports described in items 4 and 5 above shall include BCI so long as Loans are being made hereunder with respect to any Receivables of BCI.

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                                      ANNEX
                                       TO
                                   SCHEDULE TO
                           LOAN AND SECURITY AGREEMENT

                                  JUNE 30, 1997

Prior Names of Borrower
       (Section 3.2):                        None

Prior Trade Names of Borrower
       (Section 3.2):                        None

Existing Trade Names of Borrower:
       (Section 3.2):                        Fact, Inc.
                                             SynQuest, Inc.

Other Locations and Addresses:

Borrower:                                    Borrower Subsidiaries:

3500 Parkway Lane                            Bender Consulting, Inc., a company
Suite 555                                    of SynQuest
Norcross, GA 30092                           1755 Jefferson Davis Highway
                                             Suite 904
                                             Arlington, VA 22202

855 Rte 146                                  SynQuest, B. V.
Suite 150                                    Stephensonweg 11
Clifton Park, NY 17402                       4207 HA
                                             Gorinchem
                                             The Netherlands

1301 West 22(nd) Street                      SynQuest, S.A. (Log'In S.A.)
Suite 301                                    Les Lanthanides E2
Oakbrook, IL 60523                           4, Square du Chene-Germain
                                             33510 Cesson-Sevigne, France

1010 Plymouth Road                           SynQuest, Ltd.
York, PA 17402                               Knyvett House
                                             The Causeway
                                             Staines,
                                             Middlesex TW18 3BA
                                             United Kingdom

Material Adverse Litigation:                 None

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Greyrock Business Credit                Schedule to Loan and Security Agreement
-------------------------------------------------------------------------------

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6.       BORROWER INFORMATION:

                  PRIOR NAMES OF
                  BORROWER
                  (Section 3.2):                      See Annex hereto

                  PRIOR TRADE
                  NAMES OF BORROWER
                  (Section 3.2):                      See Annex hereto

                  EXISTING TRADE
                  NAMES OF BORROWER
                  (Section 3.2):                      See Annex hereto

                  OTHER LOCATIONS AND
                  ADDRESSES (Section 3.3):            See Annex hereto

                  MATERIAL ADVERSE
                  LITIGATION (Section 3.10):          See Annex hereto

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7.       COPYRIGHT REGISTRATION COVENANT
         (Section 5.8):             Borrower agrees promptly, and in any event
                                    not later than July 31, 1997, to have any of its currently unregistered material copyrights registered and filed with the Copyright Office in Washington, D.C. and to promptly provide GBC with evidence of such registration and filing. Borrower will, on an ongoing basis, promptly register and file any unregistered copyrights with the
                                    Copyright Office.

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Borrower:                               GBC:

SYNQUEST, INC.                          GREYROCK BUSINESS CREDIT,
                                        a Division of NationsCredit Commercial
                                        Corporation

By:  /s/ Joseph T. Trino                By:  /s/ Lisa Nagano
   ----------------------------            -----------------------
   President or Vice President          Title: Vice President
                                               -------------------

By:  /s/ Mark R. Simcoe
   ----------------------------
   Secretary or Asst. Secretary